SECURITIES AND EXCHANGE COMMISSION


                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)   January 11, 2000
                                                _________________________


                        JACKSONVILLE BANCORP, INC.
                        ___________________________


            TEXAS                   0 - 28070                  75-2632781
____________________________________________________________________________

(State of Incorporation)       (Commission File No.)             (IRS No)



COMMERCE AND NECHES STREET     JACKSONVILLE, TEXAS                75766
____________________________________________________________________________

(Address of Principal Executive Offices)                       (Zip Code)



                               (903) 586-9861
_____________________________________________________________________________

             (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
_____________________________________________________________________________

          (Former Name or Former Address, If Changed Since Last Report)

Item 5.   Other Events
          ____________


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________


          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated January 11, 2000




                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date: 01/11/2000                   By: /s/ Jerry Chancellor
     ___________________               ________________________
                                       Jerry Chancellor
                                       President